COMMITMENTS AND CONTINGENCIES	12 Months Ended
Apr. 30, 2015
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15 • COMMITMENTS AND CONTINGENCIES

Ground Leases. As of April 30, 2015, the Company is a tenant under operating ground or air rights leases on eleven of its properties. The Company pays a total of approximately $500,000 per year in rent under these ground leases, which have remaining terms ranging from 0.5 to 86 years, and expiration dates ranging from October 2015 to October 2100. The Company has renewal options for six of the eleven ground leases, and rights of first offer or first refusal for the remainder.

The expected timing of ground and air rights lease payments as of April 30, 2015 is as follows:

(in thousands)
Fiscal Year Ended April 30,	Lease Payments
2016	$478
2017	449
2018	449
2019	449
2020	449
Thereafter	20,764

Total	$23,038

Legal Proceedings. IRET is involved in various lawsuits arising in the normal course of business. Management believes that such matters will not have a material effect on the Company’s consolidated financial statements.

Environmental Matters. It is generally IRET’s policy to obtain a Phase I environmental assessment of each property that the Company seeks to acquire.  Such assessments have not revealed, nor is the Company aware of, any environmental liabilities that IRET believes would have a material adverse effect on IRET’s financial position or results of operations. IRET owns properties that contain or potentially contain (based on the age of the property) asbestos or lead, or have underground fuel storage tanks. For certain of these properties, the Company estimated the fair value of the conditional asset retirement obligation and chose not to book a liability, because the amounts involved were immaterial. With respect to certain other properties, the Company has not recorded any related asset retirement obligation, as the fair value of the liability cannot be reasonably estimated, due to insufficient information. IRET believes it does not have sufficient information to estimate the fair value of the asset retirement obligations for these properties because a settlement date or range of potential settlement dates has not been specified by others, and, additionally, there are currently no plans or expectation of plans to demolish these properties or to undertake major renovations that would require removal of the asbestos, lead and/or underground storage tanks.  These properties are expected to be maintained by repairs and maintenance activities that would not involve the removal of the asbestos, lead and/or underground storage tanks.  Also, a need for renovations caused by tenant changes, technology changes or other factors has not been identified.

Tenant Improvements.  In entering into leases with tenants, IRET may commit itself to fund improvements or build-outs of the rented space to suit tenant requirements.  These tenant improvements are typically funded at the beginning of the lease term, and IRET is accordingly exposed to some risk of loss if a tenant defaults prior to the expiration of the lease term, and the rental income that was expected to cover the cost of the tenant improvements is not received.  As of April 30, 2015, the Company is committed to fund $7.2 million in tenant improvements, within approximately the next 12 months.

Purchase Options.  The Company has granted options to purchase certain of IRET properties to tenants in these properties, under lease agreements. In general, these options grant the tenant the right to purchase the property at the greater of such property’s appraised value or an annual compounded increase of a specified percentage of the initial cost to us. As of April 30, 2015, 15 of our properties were subject to purchase options, and the total investment cost, plus improvements, of all such properties was $114.9 million with total gross rental revenues in fiscal year 2015 of $10.2 million. The tenant in the Company’s Nebraska Orthopaedic Hospital property has exercised its option to purchase the property. The Company and its tenant are currently engaged in an arbitration proceeding pursuant to the lease agreement to determine the purchase price. The Company currently can give no assurance that the sale of the property pursuant to the purchase option will be completed.

Insurance.  IRET carries insurance coverage on its properties in amounts and types that the Company believes are customarily obtained by owners of similar properties and are sufficient to achieve IRET’s risk management objectives.

Restrictions on Taxable Dispositions.  Approximately 94 of the Company’s properties, consisting of approximately 4.3 million square feet of our combined commercial segment’s properties and 4,910 apartment units, including discontinued operations held for sale, are subject to restrictions on taxable dispositions under agreements entered into with some of the sellers or contributors of the properties. The real estate investment amount of these properties (net of accumulated depreciation) was approximately $738.7 million at April 30, 2015. The restrictions on taxable dispositions are effective for varying periods. The terms of these agreements generally prevent us from selling the properties in taxable transactions.  The Company does not believe that the agreements materially affect the conduct of its business or its decisions whether to dispose of restricted properties during the restriction period because the Company generally holds these and its other properties for investment purposes, rather than for sale. Historically, however, where the Company has deemed it to be in its shareholders’ best interests to dispose of restricted properties, the Company has done so through transactions structured as tax-deferred transactions under Section 1031 of the Internal Revenue Code.

Redemption Value of Units.  The limited partnership units of the Company’s operating partnership, IRET Properties, are redeemable at the option of the holder for cash, or, at our option, for the Company’s common shares of beneficial interest on a one-for-one basis, after a minimum one-year holding period.  All Units receive the same cash distributions as those paid on common shares.  Units are redeemable for an amount of cash per Unit equal to the average of the daily market price of an IRET common share for the ten consecutive trading days immediately preceding the date of valuation of the Unit.  As of April 30, 2015 and 2014, the aggregate redemption value of the then-outstanding Units of the operating partnership owned by limited partners was approximately $102.4 million and $185.7 million, respectively.

Joint Venture Buy/Sell Options.  Several of IRET’s joint venture agreements contain buy/sell options in which each party under certain circumstances has the option to acquire the interest of the other party, but do not generally require that the Company buy its partners’ interests. However, from time to time, the Company has entered into joint venture agreements which contain options compelling the Company to acquire the interest of the other parties. The Company currently has one such joint venture, the Company’s Southgate apartment project in Minot, North Dakota, in which the Company’s joint venture partner can, for the four-year period from February 6, 2016 through February 5, 2020, compel the Company to acquire the partner’s interest, for a price to be determined in accordance with the provisions of the joint venture agreement. The joint venture partner’s interest is reflected as a redeemable noncontrolling interest on the Consolidated Balance Sheets.

Development, Expansion and Renovation Projects.  The Company has various contracts outstanding with third parties in connection with development, expansion and renovation projects that are underway or placed in service during the quarter, the costs for which have been capitalized. As of April 30, 2015, contractual commitments for these projects are as follows:

			(in thousands)		(in fiscal years)
Project Name and Location	Planned Segment	Rentable Square Feet or Number of Units	Anticipated Total Cost	Costs as of April 30, 2015(1)	Anticipated Construction Completion
Roseville 3075 Long Lake Rd - Roseville, MN	Other	202,807 sq ft	13,915	9,036	In Service
Chateau II - Minot, ND	Multifamily	72 units	14,711	13,129	1Q 2016
Edina 6565 France SMC III - Edina, MN	Healthcare	57,479 sq ft	36,752	22,549	1Q 2016
Minot Southgate Retail - Minot, ND	Other	7,963 sq ft	2,923	2,164	1Q 2016
Renaissance Heights - Williston, ND(2)	Multifamily	288 units	62,362	59,087	1Q 2016
Deer Ridge — Jamestown, ND	Multifamily	163 units	24,519	15,355	2Q 2016
PrairieCare Medical - Brooklyn Park, MN	Healthcare	72,895 sq ft	24,251	19,457	2Q 2016
Cardinal Point - Grand Forks, ND	Multifamily	251 units	40,042	26,450	3Q 2016
71 France Phase I, II, III - Edina, MN(3)	Multifamily	241 units	73,290	35,137	1Q 2017
Other	n/a	n/a	n/a	6,618	n/a

			$292,765	$208,982

(1)     Includes costs related to development projects that are placed in service in phases (Renaissance Heights - $46.0 million).

(2)     The Company is an approximately 70% partner in the joint venture entity constructing this project; the anticipated total cost amount given is the total cost to the joint venture entity.

(3)     The project will be constructed in three phases by a joint venture entity in which the Company has an approximately 52.6% interest. The anticipated total cost amount given in the table above is the total cost to the joint venture entity. The anticipated total cost includes approximately 21,772 square feet of retail space.

These development projects are subject to various contingencies, and no assurances can be given that they will be completed within the time frames or on the terms currently expected.